                                                                   EXHIBIT 10.03

                                    AMENDMENT
                                    ---------




                  AMENDMENT, dated as of August 8, 1997, to the Employment Agreement (the "Original Agreement") dated as of May 1, 1997, between Office Centre Corporation, a Delaware corporation ("OCC") and Robert J. Gillon, Jr. (the "Executive").

                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, OCC and the Executive wish to amend the Original Agreement as set forth herein;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter contained, the parties agree as follows:

                  1. All terms used but not defined herein are used herein as defined in the Original Agreement.

                  2. The second paragraph of Section 5(e) of the Original Agreement is hereby deleted in its entirety and replaced by the following:

                           Notwithstanding anything else contained in this
                  Agreement, if, by August 8, 1998, there has been no initial public offering of OCC's capital stock ("IPO") and OCC has not consummated a purchase of all of the capital stock of King Office Supply Inc. ("King"), OCC shall have the right (the "Right") to terminate the employment of the Executive under this Agreement by written notice to the Executive with no further obligations under this Agreement, except as set forth in this Section 5(e), pursuant to which the exercise of the Right shall be considered Non-Cause Termination. Upon exercise of the Right, the Executive shall sell to OCC any shares of capital stock of OCC that have been issued to the Executive on or before the exercise date of the Right, at par value. In addition, upon exercise of the Right, for no additional consideration, the Executive shall cancel any options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character relating to the capital stock of OCC or obligating OCC to issue or sell any shares of capital stock of, or any other interest in, OCC, to the Executive or any of his affiliates or assignees. The Executive and OCC also hereby agree to use their best efforts to promptly enter into an asset purchase agreement pursuant to which OCC will purchase (the "Purchase") all of the issued and outstanding capital stock of King Office Supply Inc., which Purchase will be effective at the time of the IPO. If OCC does not exercise the Right by August 8, 1998, the Right shall expire and be of no further force and effect. The Right may not be exercised if OCC has refused to close a Purchase under a fully executed contract for the Purchase if the stockholders of King are ready, willing and able to close under such contract.

                  3. The first paragraph of Section 6(a) of the Original Agreement is hereby amended by deleting the parenthetical statement in the third line thereof and replacing such parenthetical with the following: "(other than, prior to the termination of this Agreement, King Office Supply Inc., so long as King Office Supply Inc. continues to operate in the territory in which its business is presently conducted."

                  4. Sections 6(a)(i) - (iv) of the Original Agreement are hereby deleted in their entirety and replaced by the following:

                                    The date on which this Agreement is
                  terminated.

                  IN WITNESS WHEREOF, OCC has caused this Agreement to be executed in its name and on its behalf by its Chairman and the Executive has signed this Agreement as of the day and year first above written.

                                        OFFICE CENTRE CORPORATION



                                        By: /s/Walter Gordenstein
                                            ------------------------------------
                                            Walter Gordenstein


                                        EXECUTIVE:



                                        /s/R.J. Gillon, Jr.
                                        ----------------------------------------
                                        Robert J. Gillon, Jr.